Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference to our firm in the Registration Statement (Form S-8) pertaining to the Summit Environmental Corporation, Inc. 2004 Stock Option Plan, of our report dated February 20, 2004, with respect to the financial statements of Summit Environmental Corporation, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 2003.


                                                 /s/ Lane Gorman Trubitt, L.L.P.
                                                 -------------------------------


Dallas, Texas
April 30, 2004